Exhibit 4.1

ANADARKO PETROLEUM CORPORATION

OFFICERS’ CERTIFICATE

MARCH 17, 2016

Pursuant to the authority delegated to the undersigned by the Management Group by written consent dated March 14, 2016, which was delegated to the Management Group by the Board of Directors of Anadarko Petroleum Corporation (the “Company”) by resolutions adopted by written consent on March 10, 2016 the undersigned officers of the Company hereby adopt this Officers’ Certificate for the purpose of establishing one or more series of Securities under the Indenture, dated as of September 19, 2006 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”). This Officers’ Certificate is executed pursuant to Section 301 of the Indenture. In addition to the terms provided in the Indenture with respect to any series of Securities issued thereunder, the terms of the Securities shall be as follows (capitalized terms used herein but not otherwise defined herein having the respective meanings ascribed to them in the Indenture):

1. The title of the Securities shall be the “4.85% Senior Notes due 2021” (the “2021 Notes”), the “5.55% Senior Notes due 2026” (the “2026 Notes”) and the “6.60% Senior Notes due 2046” (the “2046 Notes” and, together with the 2021 Notes and the 2026 Notes, the “Notes”) of the Company.

2. The aggregate principal amount of each series of Notes which may be authenticated and delivered under the Indenture is limited to (a) $800,000,000, with respect to the 2021 Notes; (b) $1,100,000,000, with respect to the 2026 Notes and (c) $1,100,000,000, with respect to the 2046 Notes (plus, in each case, such additional amounts of such series of Notes as may be authorized for issuance from time to time by or pursuant to a Board Resolution and set forth in an Officers’ Certificate prior to the issuance thereof) except for 2021 Notes, 2026 Notes or 2046 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2021 Notes, 2026 Notes or 2046 Notes, as applicable, pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture.

3. The principal of the 2021 Notes shall be payable on March 15, 2021 (the “2021 Maturity Date”), the principal of the 2026 Notes shall be payable on March 15, 2026 (the “2026 Maturity Date”), and the principal of the 2046 Notes shall be payable on March 15, 2046 (the “2046 Maturity Date” and, together with the 2021 Maturity Date and the 2026 Maturity Date, the “Maturity Date”).

4. The 2021 Notes shall bear interest at the rate of 4.85% per annum, the 2026 Notes shall bear interest at the rate of 5.55% per annum and the 2046 Notes shall bear interest at the rate of 6.60% per annum, in each case from March 17, 2016 or the most recent March 15 or September 15 to which interest has been paid or duly provided for on the applicable series of Notes. Each such March 15 or September 15, commencing September 15, 2016, shall be an “Interest Payment Date” for each series of Notes. The March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date. Interest shall be calculated on the basis of a 360-day year composed of twelve 30-day months.

5. The principal of (and premium, if any) and interest on each series of Notes shall be payable at the office or agency of the Company maintained for that purpose in New York, New York; provided, however, that (x) if such series of Notes are not Global Securities, (i) payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register and all other payments will be made by check against surrender of the applicable Notes; and (ii) notwithstanding the first proviso, if such series of Notes are in denominations of at least $1,000,000 and the Holder at the time of surrender or on the related Regular Record Date of any payment of interest on any Interest Payment Date delivers a written request to the Paying Agent to make such payment by wire transfer, the Company may make such payments by wire transfer until new instructions are given; and (y) if such series of Notes are Global Securities, payment will be made pursuant to the Applicable Procedures of the relevant Depositary.

6. The Company may, at its option, at any time and from time to time, redeem each series of Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail (or with respect to Global Securities, to the extent permitted or required by applicable Depositary procedures or regulations, sent electronically) to each Holder’s registered address. If the Company redeems the 2021 Notes before February 15, 2021, the 2026 Notes before December 15, 2025 or the 2046 Notes before September 15, 2045, such series of Notes may be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of the series of Notes to be redeemed or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the series of Notes to be redeemed, not including any portion of these payments of interest accrued to the date on which the series of Notes are to be redeemed, discounted from the Maturity Date to the date on which the series of Notes are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus 0.50% (2021 Notes), 0.50% (2026 Notes) or 0.50% (2046 Notes), plus in each case, accrued interest on the series of Notes to be redeemed to the date on which the series of Notes are to be redeemed. If the Company redeems the 2021 Notes on or after February 15, 2021, the 2026 Notes on or after December 15, 2025 or the 2046 Notes on or after September 15, 2045, the Redemption Price will equal 100% of the principal amount of the series of Notes to be redeemed plus accrued and unpaid interest to the Redemption Date.

2

“Adjusted Treasury Rate” means the semi-annual equivalent yield to maturity of a security whose price, expressed as a percentage of its principal amount, is equal to the Comparable Treasury Price.

“Calculation Agent” means the Company, unless it appoints another Person to so act.

“Comparable Treasury Issue” means a United States Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of the series of Notes being redeemed (assuming for such purpose that the 2021 Notes matured on February 15, 2021, the 2026 Notes matured on December 15, 2025 and the 2046 Notes matured on September 15, 2045) that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of the series of Notes being redeemed (assuming for such purpose that the 2021 Notes matured on February 15, 2021, the 2026 Notes matured on December 15, 2025 and the 2046 Notes matured on September 15, 2045).

“Comparable Treasury Price” means the result of the calculation of the Calculation Agent of the average of the Reference Dealer Quotations of the Comparable Treasury Issue provided by each Reference Dealer, after the Calculation Agent has eliminated the highest and lowest Reference Dealer Quotations; provided, that, if the Calculation Agent obtains fewer than three Reference Dealer Quotations, it will calculate the average of all of the Reference Dealer Quotations and not eliminate any Reference Dealer Quotations.

“Quotation Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successor.

“Reference Dealers” means each of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. (or their respective successors). If any such bank (or its successor) is no longer a primary U.S. Government securities dealer, the Company will substitute another primary U.S. Government securities dealer in its place as a Reference Dealer and as Quotation Agent.

“Reference Dealer Quotations” means each of the bid and ask prices for the Comparable Treasury Issue as of 5:00 p.m. on the third Business Day before the Redemption Date as provided by the Reference Dealers to the Quotation Agent, Calculation Agent and Trustee.

The Calculation Agent, if other than the Company, shall be entitled to all of the rights, privileges, protections, immunities and benefits afforded the Trustee under the Indenture, including but not limited to its right to be compensated, reimbursed and indemnified.

If the Redemption Price is not known at the time notice of redemption is to be given, the Company shall provide written notice of the actual Redemption Price calculated as described in the terms of the Notes to be delivered to the Trustee no later than two Business Days prior to the Redemption Date.

3

7. No series of Notes shall be subject to redemption at the option of the Holders or to a sinking fund requirement.

8. Each series of Notes shall be issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof, with a minimum denomination of $2,000.

9. The provisions of Section 1302 and Section 1303 of the Indenture with respect to defeasance of the Securities of a series and covenant defeasance of the Securities of a series, respectively, shall be applicable to each series of Notes.

10. Each series of Notes shall be issued initially wholly in the form of Global Securities and The Depository Trust Company shall be the initial Depositary with respect thereto.

11. The price at which the 2021 Notes, the 2026 Notes and the 2046 Notes will be sold to the underwriters named in the Terms Agreement dated March 14, 2016 among the Company and the representatives of the underwriters named therein shall be 99.374%, 99.040% and 99.048%, respectively, of the aggregate principal amount of each series of Notes.

12. The form of the 2021 Notes, the 2026 Notes and the 2046 Notes shall be in substantially the form set forth in Exhibit I, Exhibit II and Exhibit III attached hereto, respectively, pursuant to Article II of the Indenture.

[Signature page follows.]

4

IN WITNESS WHEREOF, each of the undersigned has duly executed this Officers’ Certificate on the date first set forth above.

/s/ Albert L. Richey
Name:	Albert L. Richey
Title:	Senior Vice President, Finance and Treasurer

/s/ Robert G. Gwin
Name:	Robert G. Gwin
Title:	Executive Vice President, Finance and Chief Financial Officer

[Signature Page to Officers’ Certificate Establishing the Notes]

EXHIBIT I

FORM OF 4.85% SENIOR NOTES DUE 2021

[See attached.]

[Form of Face of Note]

[Insert if Global Security: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

ANADARKO PETROLEUM CORPORATION

4.85% SENIOR NOTES DUE 2021

No.	$
CUSIP No. 032511 BM8
ISIN No. US032511BM81

ANADARKO PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      Dollars on March 15, 2021, and to pay interest thereon from March 17, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2016, and at the Maturity thereof, at the rate of 4.85% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest becomes payable on a day other than an Interest Payment Date; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least $1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Company shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above; and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page left intentionally blank.]

F-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]	ANADARKO PETROLEUM CORPORATION

By:
Name: Albert L. Richey
Title: Senior Vice President, Finance and Treasurer

Attest:
Name: Margaret Roark
Title: Assistant Secretary

F-3

This is one of the Securities of the series designated herein and referred to in the within- mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

F-4

[Form of Reverse of Note]

This Security is one of a duly authorized issue of senior securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of September 19, 2006 (the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $800,000,000 (plus such additional amounts of Securities of this series as may be authorized for issuance from time to time in the manner set forth in the Indenture).

The Company may, at its option, at any time and from time to time, redeem the Securities of this series, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail (or with respect to Global Securities, to the extent permitted or required by applicable Depositary procedures or regulations, sent electronically) to each Holder’s registered address. If the Company redeems the Securities of this series before February 15, 2021, such Securities of this series may be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed, not including any portion of these payments of interest accrued to the date on which the Securities of this series are to be redeemed, discounted from March 15, 2021 to the date on which the Securities of this series are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus 0.50%, plus in each case, accrued interest on the Securities of this series to be redeemed to the date on which the Securities of this series are to be redeemed. If the Company redeems the Securities of this series on or after February 15, 2021, the Redemption Price of the Securities of this series will equal 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest to the Redemption Date.

“Adjusted Treasury Rate” means the semi-annual equivalent yield to maturity of a security whose price, expressed as a percentage of its principal amount, is equal to the Comparable Treasury Price.

“Calculation Agent” means the Company, unless it appoints another Person to so act.

“Comparable Treasury Issue” means a United States Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of the Securities of this series being redeemed (assuming for such purpose that the Securities matured on February 15, 2021) that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of the Securities of this series being redeemed (assuming for such purposes that the Securities matured on February 15, 2021).

R-1

“Comparable Treasury Price” means the result of the calculation of the Calculation Agent of the average of the Reference Dealer Quotations of the Comparable Treasury Issue provided by each Reference Dealer, after the Calculation Agent has eliminated the highest and lowest Reference Dealer Quotations; provided, that, if the Calculation Agent obtains fewer than three Reference Dealer Quotations, it will calculate the average of all of the Reference Dealer Quotations and not eliminate any Reference Dealer Quotations.

“Quotation Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successor.

“Reference Dealers” means each of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. (or their respective successors). If any such bank (or its successor) is no longer a primary U.S. Government securities dealer, the Company will substitute another primary U.S. Government securities dealer in its place as a Reference Dealer and as Quotation Agent.

“Reference Dealer Quotations” means each of the bid and ask prices for the Comparable Treasury Issue as of 5:00 p.m. on the third Business Day before the Redemption Date as provided by the Reference Dealers to the Quotation Agent, Calculation Agent and Trustee.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

R-2

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, with a minimum denomination of $2,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

R-3

This Security and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

R-4

EXHIBIT II

FORM OF 5.55% SENIOR NOTES DUE 2026

[See attached.]

[Form of Face of Note]

[Insert if Global Security: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

ANADARKO PETROLEUM CORPORATION

5.55% SENIOR NOTES DUE 2026

No.	$
CUSIP No. 032511 BN6
ISIN No. US032511BN64

ANADARKO PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      Dollars on March 15, 2026, and to pay interest thereon from March 17, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2016, and at the Maturity thereof, at the rate of 5.55% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest becomes payable on a day other than an Interest Payment Date; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least $1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Company shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above; and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page left intentionally blank.]

F-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]	ANADARKO PETROLEUM CORPORATION

By:
		Name:	Albert L. Richey
		Title:	Senior Vice President, Finance and Treasurer

Attest:
Name: Margaret Roark
Title: Assistant Secretary

F-3

This is one of the Securities of the series designated herein and referred to in the within- mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

F-4

[Form of Reverse of Note]

This Security is one of a duly authorized issue of senior securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of September 19, 2006 (the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $1,100,000,000 (plus such additional amounts of Securities of this series as may be authorized for issuance from time to time in the manner set forth in the Indenture).

The Company may, at its option, at any time and from time to time, redeem the Securities of this series, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail (or with respect to Global Securities, to the extent permitted or required by applicable Depositary procedures or regulations, sent electronically) to each Holder’s registered address. If the Company redeems the Securities of this series before December 15, 2025, such Securities of this series may be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed, not including any portion of these payments of interest accrued to the date on which the Securities of this series are to be redeemed, discounted from March 15, 2026 to the date on which the Securities of this series are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus 0.50%, plus in each case, accrued interest on the Securities of this series to be redeemed to the date on which the Securities of this series are to be redeemed. If the Company redeems the Securities of this series on or after December 15, 2025, the Redemption Price of the Securities of this series will equal 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest to the Redemption Date.

“Adjusted Treasury Rate” means the semi-annual equivalent yield to maturity of a security whose price, expressed as a percentage of its principal amount, is equal to the Comparable Treasury Price.

“Calculation Agent” means the Company, unless it appoints another Person to so act.

“Comparable Treasury Issue” means a United States Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of the Securities of this series being redeemed (assuming for such purpose that the Securities matured on December 15, 2025) that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of the Securities of this series being redeemed (assuming for such purpose that the Securities matured on December 15, 2025).

R-1

“Comparable Treasury Price” means the result of the calculation of the Calculation Agent of the average of the Reference Dealer Quotations of the Comparable Treasury Issue provided by each Reference Dealer, after the Calculation Agent has eliminated the highest and lowest Reference Dealer Quotations; provided, that, if the Calculation Agent obtains fewer than three Reference Dealer Quotations, it will calculate the average of all of the Reference Dealer Quotations and not eliminate any Reference Dealer Quotations.

“Quotation Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successor.

“Reference Dealers” means each of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. (or their respective successors). If any such bank (or its successor) is no longer a primary U.S. Government securities dealer, the Company will substitute another primary U.S. Government securities dealer in its place as a Reference Dealer and as Quotation Agent.

“Reference Dealer Quotations” means each of the bid and ask prices for the Comparable Treasury Issue as of 5:00 p.m. on the third Business Day before the Redemption Date as provided by the Reference Dealers to the Quotation Agent, Calculation Agent and Trustee.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

R-2

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, with a minimum denomination of $2,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

R-3

This Security and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

R-4

EXHIBIT III

FORM OF 6.60% SENIOR NOTES DUE 2046

[See attached.]

[Form of Face of Note]

[Insert if Global Security: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

ANADARKO PETROLEUM CORPORATION

6.60% SENIOR NOTES DUE 2046

No.	$
CUSIP No. 032511 BP1
ISIN No. US032511BP13

ANADARKO PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      Dollars on March 15, 2046, and to pay interest thereon from March 17, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2016, and at the Maturity thereof, at the rate of 6.60% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest becomes payable on a day other than an Interest Payment Date; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least $1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Company shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above; and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]	ANADARKO PETROLEUM CORPORATION

By:
Name: Albert L. Richey
Title: Senior Vice President, Finance and Treasurer

Attest:
Name: Margaret Roark
Title: Assistant Secretary

This is one of the Securities of the series designated herein and referred to in the within- mentioned Indenture.

Dated:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Form of Reverse of Note]

This Security is one of a duly authorized issue of senior securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of September 19, 2006 (the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $1,100,000,000 (plus such additional amounts of Securities of this series as may be authorized for issuance from time to time in the manner set forth in the Indenture).

The Company may, at its option, at any time and from time to time, redeem the Securities of this series, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail (or with respect to Global Securities, to the extent permitted or required by applicable Depositary procedures or regulations, sent electronically) to each Holder’s registered address. If the Company redeems the Securities of this series before September 15, 2045, such Securities of this series may be redeemed at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed, not including any portion of these payments of interest accrued to the date on which the Securities of this series are to be redeemed, discounted from March 15, 2046 to the date on which the Securities of this series are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus 0.50%, plus in each case, accrued interest on the Securities of this series to be redeemed to the date on which the Securities of this series are to be redeemed. If the Company redeems the Securities of this series on or after September 15, 2045, the Redemption Price of the Securities of this series will equal 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest to the Redemption Date.

“Adjusted Treasury Rate” means the semi-annual equivalent yield to maturity of a security whose price, expressed as a percentage of its principal amount, is equal to the Comparable Treasury Price.

“Calculation Agent” means the Company, unless it appoints another Person to so act.

Comparable Treasury Issue” means a United States Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of the Securities of this series being redeemed (assuming for such purpose that the Securities matured on September 15, 2045) that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of the Securities of this series being redeemed (assuming for such purpose that the Securities matured on September 15, 2045).

“Comparable Treasury Price” means the result of the calculation of the Calculation Agent of the average of the Reference Dealer Quotations of the Comparable Treasury Issue provided by each Reference Dealer, after the Calculation Agent has eliminated the highest and lowest Reference Dealer Quotations; provided, that, if the Calculation Agent obtains fewer than three Reference Dealer Quotations, it will calculate the average of all of the Reference Dealer Quotations and not eliminate any Reference Dealer Quotations.

“Quotation Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors.

“Reference Dealers” means each of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. (or their respective successors). If any such bank (or its successor) is no longer a primary U.S. Government securities dealer, the Company will substitute another primary U.S. Government securities dealer in its place as a Reference Dealer and as Quotation Agent.

“Reference Dealer Quotations” means each of the bid and ask prices for the Comparable Treasury Issue as of 5:00 p.m. on the third Business Day before the Redemption Date as provided by the Reference Dealers to the Quotation Agent, Calculation Agent and Trustee.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, with a minimum denomination of $2,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.